EXHIBIT 11


             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
             ---------------------------------------------------

We hereby consent to the incorporation by reference in this Form N-1A registration statement of our report January 15, 1999, included in the AFL-CIO Housing Investment Trust Annual Report for the year ended December 31, 1998 and to all references to our firm included in or made a part of this Form N-1A registration statement.

                                           /s/ Arthur Andersen LLP
                                               Arthur Andersen LLP

March 5, 1999
Washington, D.C.